Exhibit 31.2

Certification

I, Geoffery E. Merszei, Executive Vice President and Chief Financial Officer of Alcan Inc. ("Alcan"), certify that:

1.

I have reviewed this amendment to report on Form 10-Q/A of Alcan amending the quarterly report on Form 10-Q for the quarterly period ended March 31, 2003 of Alcan (the Form 10-Q, as amended by this amendment to report, the "Report");

2.

Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Report;

3.

Based on my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in the Report;

4.

The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and we have:

a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the Report is being prepared;

b)

Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in the Report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of the Form 10-Q, based on such evaluation; and

c)

Disclosed in the Report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.

The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

a)

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

	b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.
Date:	September 11, 2003	/s/ Geoffery E. Merszei
Geoffery E. Merszei Executive Vice President and Chief Financial Officer